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                                                                EXHIBIT 10.11

                       U.S. Small Business Administration


                                      NOTE

                                                          --------------------
                                                           (city and state)

$350,000.00                                               (Date) March 25, 1996


         For value received, the undersigned promises to pay to the order of HELLER FIRST CAPITAL CORP., a Delaware corporation, at its office in the city of SAN FRANCISCO, State of CALIFORNIA or at holder's option, at such other place as may be designated from time to time by the holder THREE HUNDRED FIFTY THOUSAND AND 00/100 dollars, with interest on unpaid principal computed from the date of each advance to the undersigned at the rate of PRIME +2.75 percent per annum, payment to be made in installments as follows:

         Installments, including principal and interest, each in the amount of five thousand nine hundred ninety-three dollars ($5,993), commencing one month from the first day of the month following first disbursement and continuing due and payable monthly thereafter until seven years from the date of Note, when the full unpaid balance of principal and interest shall become due and payable. Each installment shall be applied to interest accrued as of date of receipt and the balance, if any, to principal.

         THIS IS A VARIABLE INTEREST RATE NOTE. Interest on unpaid principal shall accrue at the initial rate of eleven percent (11.00%) per annum. Commencing on the first calendar date of the calendar month following first disbursement, and monthly thereafter, the interest rate shall increase or decrease to two and three-quarters percent (2.75%) above the prime rate in effect on the first business day of the month, as published in the Money Rates Section of The Wall Street Journal published each business day.

         NOTE: The amount of the monthly payment shown above is based upon the prime interest rate as of the date of the receipt of the loan application by SBA of eight and one-quarter percent (8.25%), plus a spread of two and three-quarters percent (2.75%).

         The amount of monthly installments of principal and interest required herein shall be increased or decreased, as appropriate, to an amount necessary to amortize principal remaining unpaid as of the date of the change in the interest rate over the remaining term of this Note.

         The Lender shall give the Borrower written notice of any change in the interest rate of this Note and of any change (either an increase or decrease) in the amount of the principal and interest installments required herein within thirty (30) days after the effective date of any such change.



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         If the Borrower shall be in default in payment due on the indebtedness herein and the Small Business Administration (SBA) purchases its guaranteed portion of said indebtedness, the rate of interest on both the guaranteed and unguaranteed portion herein shall become fixed at the rate in effect as of the first date of uncured default. If the Borrower shall not be in default in payment when SBA purchases its guaranteed portion, the rate of interest on both the guaranteed and unguaranteed portion shall be fixed at the rate in effect as of the date of purchase by SBA.

         LATE CHARGE: If a payment is more than 10 days late, Borrower will be charged 5.0% of the unpaid portion of the regularly scheduled payment. (LATE CHARGE MAY NOT EXCEED 5.0% AND MAY NOT BE CHARGED TO SBA IF SBA PURCHASES THE LOAN PURSUANT TO ITS GUARANTY.)

         Continued on Note addendum attached hereto and made a part hereof.

         If this Note contains a fluctuating interest rate, the notice provision is not a pre-condition for fluctuation (which shall take place regardless of notice). Payment of any installment of principal or interest owing on this Note may be made prior to the maturity date thereof without penalty. Borrower shall provide lender with written notice of intent to prepay part or all of this loan at least three (3) weeks prior to the anticipated prepayment date. A prepayment is any payment made ahead of schedule that exceeds twenty (20) percent of the then outstanding principal balance. If borrower makes a prepayment and fails to give at least three weeks advance notice of intent to prepay, then, notwithstanding any other provision to the contrary in this note or other document, borrower shall be required to pay lender three weeks interest on the unpaid principal as of the date preceding such prepayment.

         The term "Indebtedness" as used herein shall mean the indebtedness evidenced by this Note, including principal, interest, and expenses, whether contingent, now due or hereafter to become due and whether heretofore or contemporaneously herewith or hereafter contracted. The term "Collateral" as used in this Note shall mean any funds, guaranties, or other property or rights therein of any nature whatsoever or the proceeds thereof which may have been, are, or hereafter may be, hypothecated, directly or indirectly by the undersigned or others, in connection with, or as security for, the Indebtedness or any part thereof. The Collateral, and each part thereof, shall secure the Indebtedness and each part thereof. The covenants and conditions set forth or referred to in any and all instruments of hypothecation constituting the Collateral are hereby incorporated in this Note as covenants and conditions of the undersigned with the same force and effect as though such covenants and conditions were fully set forth herein.

         The Indebtedness shall immediately become due and payable, without notice or demand, upon the appointment of a receiver or liquidator, whether voluntary or involuntary, for the undersigned or for any of its property, or upon the filing of a petition by or against the undersigned under the provisions of any State insolvency law or under the provisions of the Bankruptcy Reform Act of 1978, as amended, or upon the making by the undersigned of an assignment for the benefit of its creditors. Holder is authorized to declare all or any part of the Indebtedness immediately due and payable upon the happening of any of the

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following events: (1) failure to pay any part of the Indebtedness when due; (2)
nonperformance by the undersigned of any agreement with, or any condition imposed by, Holder or Small Business Administration (hereinafter called "SBA"), with respect to the Indebtedness; (3) Holder's discovery of the undersigned's failure in any application of the undersigned to Holder or SBA to disclose any fact deemed by Holder to be material or of the making therein or in any of the said agreements, or in any affidavit or other documents submitted in connection with said application or the Indebtedness, of any misrepresentation by, on behalf of, or for the benefit of the undersigned; (4) the reorganization (other than a reorganization pursuant to any of the provisions of the Bankruptcy Reform Act of 1978, as amended) or merger or consolidation of the undersigned (or the making of any agreement therefor) without the prior written consent of Holder;
(5) the undersigned's failure duly to account, to Holder's satisfaction, at such time or times as Holder may require, for any of the Collateral, or proceeds thereof, coming into the control of the undersigned; or (6) the institution of any suit affecting the undersigned deemed by Holder to affect adversely its interest hereunder in the Collateral or otherwise. Holder's failure to exercise its rights under this paragraph shall not constitute a waiver thereof.

         Upon the nonpayment of the Indebtedness, or any part thereof, when due, whether by acceleration or otherwise, Holder is empowered to sell, assign, and deliver the whole or any part of the Collateral at public or private sale, without demand, advertisement or notice of the time or place of sale or of any adjournment thereof, which are hereby expressly waived. After deducting all expenses incidental to or arising from such sale or sales, Holder may apply the residue of the proceeds thereof to the payment of the Indebtedness, as it shall deem proper, returning the excess, if any, to the undersigned. The undersigned hereby waives all right of redemption or appraisement whether before or after sale.

         Holder is further empowered to collect or cause to be collected or otherwise to be converted into money all or any part of the Collateral, by suit or otherwise, and to surrender, compromise, release, renew, extend, exchange, or substitute any item of the Collateral in transactions with the undersigned or any third party, irrespective of any assignment thereof by the undersigned, and without prior notice to or consent of the undersigned or any assignee. Whenever any item of the Collateral shall not be paid when due, or otherwise shall be in default, whether or not the Indebtedness, or any part thereof, has become due, Holder shall have the same rights and powers with respect to such item of the Collateral as are granted in this paragraph in case of nonpayment of the Indebtedness, or any part thereof, when due. None of the rights, remedies, privileges, or powers of Holder expressly provided for herein shall be exclusive, but each of them shall be cumulative with and in addition to every other right, remedy, privilege, and power now or hereafter existing in favor of Holder, whether at law or equity, by statute or otherwise.

         The undersigned agrees to take all necessary steps to administer, supervise, preserve, and protect the Collateral; and regardless of any action taken by Holder, there shall be no duty upon Holder in this respect. The undersigned shall pay all expenses of any nature, whether incurred in or out of court, and whether incurred before or after this Note shall become due at its maturity date or otherwise, including but not limited to reasonable attorney's fees and costs, which Holder may deem necessary or proper in connection with the satisfaction of the Indebtedness or the administration, supervision,


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preservation, protection of (including, but not limited to, the maintenance of adequate insurance) or the realization upon the Collateral. Holder is authorized to pay at any time and from time to time any or all of such expenses, add the amount of such payment to the amount of Indebtedness, and charge interest thereon at the rate specified herein with respect to the principal amount of this Note.

         The security rights of Holder and its assigns hereunder shall not be impaired by Holder's sale, hypothecation or rehypothecation of any note of the undersigned or any item of the Collateral, or by any indulgence, including but not limited to (a) any renewal, extension, or modification which Holder may grant with respect to the Indebtedness or any part thereof, or (b) any surrender, compromise, release, renewal, extension, exchange, or substitution which Holder may grant in respect of the Collateral, or (c) any indulgence granted in respect of any endorser, guarantor, or surety. The purchaser, assignee, transferee, or pledgee of this Note, the Collateral, and guaranty, and any other document (or any of them), sold, assigned, transferred, pledged, or repledged, shall forthwith become vested with and entitled to exercise all the powers and rights given by this Note and all applications of the undersigned to Holder or SBA, as if said purchaser, assignee, transferee, or pledgee were originally named as Payee in this Note and in said application or applications.

         This promissory note is given to secure a loan with SBA is making or in which it is participating and, pursuant to Part 101 of the Rules and Regulations of SBA (13 C.F.R. 101.1(d)), this instrument is to be construed and (when SBA is the Holder or a party in interest) enforced in accordance with applicable Federal law.

                                         VIRTUAL REALITY LABORATORIES, INC.

                                         -----------------------------------
                                         Lance Hudson Woeltjen, President


                                         -----------------------------------
                                         Susan H. Woeltjen, Vice President



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         This Addendum shall be attached to and made part of that certain SBA
Form 147 (Note) dated March 25, 1996, in the amount of $350,000.00 between Heller First Capital Corp., a Delaware corporation and Virtual Reality Laboratories, Inc.

         Borrower acknowledges this Note is secured by these Deeds of Trust in favor of Lender on real property located in Santa Barbara and San Luis Obispo Counties, State of California. These deeds of trust contains the following due on sale provision:

         Lender may, at its option, declare immediately due and payable all sums secured by these Deeds of Trust upon the sale or transfer, without the Lender's prior written consent, of all or any part of the Real Property, or any interest in the Real Property. A "sale or transfer" means the conveyance of Real Property or any right, title or interest therein; whether legal, beneficial or equitable, whether voluntary or involuntary; whether by outright sale, deed, installment sale contract, land contract, contract for deed, leasehold interest with a term greater than three (3) years, lease-option contract, or by sale assignment, or transfer of any beneficial interest in or to any land trust holding title to the Real Property, or by any other method of conveyance of Real Property interest. If any Trustor is a corporation, partnership or limited liability company, transfer also includes any change in ownership of more than twenty-five percent (25%) of the voting stock, partnership interests or limited liability company interests, as the case may be of Trustor. However, this option shall not be exercised by Lender if such exercise is prohibited by applicable law.

By:
   ------------------------------
Lance Hudson Woeltjen, President

By:
   ------------------------------
Susan H. Woeltjen, Vice President

Date       March 25, 1996
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